Exhibit 99.1

Third Quarter 2005 Earnings Release and Supplemental Financials

October 20, 2005

Sky

Expanding Horizons

Third Quarter 2005 Earnings Release and Supplemental Financials

October 20, 2005 Expanding Horizons

[GRAPHIC]

FOR IMMEDIATE RELEASE

CONTACT:	Kevin T. Thompson
Executive Vice President
Chief Financial Officer
(419) 254-6068

Sky Financial Group Reports Third Quarter Results

October 20, 2005 - Bowling Green, Ohio - Sky Financial Group, Inc. (NASDAQ: SKYF) today reported third quarter net income of $51.0 million, or $.47 per diluted share, compared to $46.1 million, or $.43 per diluted share for the third quarter of 2004. Annualized return on assets and return on equity for the third quarter were 1.33% and 13.38%, respectively, compared with 1.26% and 13.21%, respectively, for the same period in 2004.

“We were very pleased with our solid financial performance in the third quarter,” stated Marty E. Adams, president, chairman and chief executive officer. “As expected, continued improvements in net interest margin and efficiency contributed to increased earnings this past quarter. While the banking industry continues to face many challenges to revenue growth, we expect our disciplined approach and focus on our strategic priorities to generate consistent strong financial results for our shareholders.”

Core operating earnings, which reflect net income adjusted to exclude discontinued operations and merger-related expenses that are not representative of ongoing operations, were $51.1 million for the third quarter, versus $48.6 million for the third quarter of 2004. Core operating earnings per diluted share for the third quarter were $.47, versus $.46 for the third quarter of 2004. For the third quarter, on a core operating earnings basis, annualized return on assets and return on equity were 1.33% and 13.40%, respectively, compared with 1.33% and 13.92%, respectively, for the same period in 2004.

Cash operating earnings, which reflect core operating earnings further adjusted to exclude the effects of amortization of intangibles, were $53.6 million, or $.49 per diluted share in the third quarter compared to $50.9 million, or $.48 per diluted share in the third quarter of 2004. On a cash operating basis, the annualized return on average tangible equity was 22.15% for the third quarter compared with 22.52% in the same period in 2004.

1

For the nine months ended September 30, 2005, Sky reported net income of $131.0 million, or $1.22 per diluted share versus $145.0 million, or $1.47 per diluted share for the first nine months of 2004. The prior year to date included income from discontinued operations of $18.7 million, or $.19 per diluted share, due to a gain from Sky’s sale of its dental finance unit, Sky Financial Solutions (SFS). Core operating earnings, which reflect net income adjusted to exclude discontinued operations and merger-related expenses that are not representative of ongoing operations, were $131.7 million, or $1.22 per diluted share, for the current year to date versus $129.0 million, or $1.31 per diluted share, for the first nine months of 2004.

Third Quarter Results

Net interest income for the third quarter was $130.4 million, up 6.5% from $122.5 million in the third quarter of 2004. The net interest margin for the third quarter was 3.75%, up 6 basis points from the third quarter of 2004 and 2 basis points from the previous quarter. The net interest margin performance continued to reflect the benefits from rising short-term interest rates and pricing disciplines despite the effects of the flattened yield curve and increasingly competitive markets.

Average earning assets increased 4.5% over the third quarter of 2004 from a combination of organic growth and acquisitions. Average loans for the quarter increased 6.4% from the same quarter last year, with organic growth contributing 4.2% in addition to the acquisitions. Average deposits grew 5.4% from the third quarter of 2004, which included organic growth of 1.4% in addition to the acquisitions. Non-interest bearing deposits, Sky’s highest growth priority, were up 11.3% for the third quarter compared to the third quarter of 2004, including organic growth of 7.7%.

Non-interest revenues were $52.2 million for the third quarter, down 1.1% from $52.7 million in the third quarter of 2004, which includes a $1.7 million decrease in gains on securities transactions. Excluding securities transactions, non-interest revenues were up 2.3%, including the benefit from acquisitions, compared to the same quarter in 2004. Compared to the prior year quarter, mortgage banking revenues were up 12.2% mainly due to higher recapture of impairment charges. In addition, trust services income and service charges on deposits were up 10.2% and 7.0%, respectively. These increases were partly offset by decreased brokerage and insurance commissions, which were down 5.5% due to weaker market conditions.

Non-interest expenses for the third quarter, which included $0.1 million of merger, integration and restructuring expenses related to the pending acquisition of Falls Bank, were $96.4 million compared to $97.9 million in the third quarter of 2004, which included $3.8 million of merger, integration and restructuring expenses related to the acquisition of Second Bancorp. Excluding the merger, integration and restructuring expenses for both years, the third quarter of 2005 non-interest expenses were up 2.4% over the third quarter of 2004. Expenses have increased over 2004’s third quarter mainly due to the acquisitions of Prospect Bancshares in the fourth quarter of 2004, Belmont Bancorp in the second quarter

2

of 2005 and an insurance agency this past quarter. Expenses were further impacted by the addition of five new financial centers over the last twelve months. The efficiency ratio, on a cash operating basis, excluding the merger, integration and restructuring expenses and amortization of intangible assets, was 50.40% for the quarter, compared to 51.38% for the same quarter in 2004.

Credit Quality

The provision for credit losses for the third quarter was $8.7 million increasing from $8.4 million in the same quarter in 2004. Net credit losses for the quarter were $8.0 million, or .29% annualized to average total loans, compared to $8.1 million, or .32%, for the third quarter of 2004. At September 30, 2005, non-performing loans to total loans was 1.16% versus 1.35% at year-end and 1.19% a year ago. The allowance for credit losses to non-performing loans at September 30, 2005 was 121% versus 105% at year-end and 120% at September 30, 2004. Non-performing loans continue to reflect the non-accrual status of loans with payments guaranteed by surety bonds or insurance policies issued by three insurance companies, which remain in litigation. However, the total balance has decreased to $29.9 million from $34.4 million at September 30, 2004 as a result of payments received on the loans.

Continued Expansion

On June 21, 2005, Sky announced a definitive agreement to acquire Falls Bank, an $84 million bank that operates two full-service branches in the Akron, Ohio market. The merger is expected to close in the fourth quarter of 2005.

On August 1, 2005, Sky completed the acquisition of B.K.M.’s Benefit Design Agency of Ohio, Inc., located in Findlay, Ohio. In addition, on October 4, 2005, announced the acquisition of Becker-McDowell Agency, Inc. and Steiner Insurance Agency, Inc., both located in Wooster, Ohio. These businesses will all be integrated into Sky’s existing insurance business.

Outlook For 2005

Commenting on the remainder of 2005, Kevin Thompson, chief financial officer, stated, “With our third quarter earnings in line with expectations, we are tightening our projections of 2005 diluted earnings per share on a core operating basis, excluding merger-related expenses, to $1.70 to $1.71, and on a net income, or GAAP basis, of $1.69 to $1.70 per diluted share.”

Conference Call

Today, October 20, 2005, at 10 a.m., Mr. Adams and members of Sky’s leadership team will host a conference call to provide an overview of third quarter performance and business outlook. Participants are encouraged to call in beginning at 9:45 a.m. by dialing (800) 819-9193 (confirmation code: 7404581). R.S.V.P. is not required. The webcast can be accessed via the Investor Relations/Webcasts section (http://investor.skyfi.com/medialist.cfm) of the Sky website. A replay of the call will be available from 7 p.m., October 20 until midnight, October 25, by calling (888) 203-1112 (confirmation code: 7404581). The event will be archived on the Sky website indefinitely. For supplemental financial tables, please refer to the Investor Relations/Press Releases (http://investor.skyfi.com/releases.cfm) section on our web site.

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Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this press release contains certain non-GAAP financial measures. Sky believes that providing certain non-GAAP financial measures provides investors with information useful in understanding Sky’s financial performance, its performance trends and financial position. Specifically, Sky provides measures based on “core operating earnings,” which exclude merger-related expenses and discontinued operations that are not reflective of on-going operations or not expected to recur. In addition, Sky provides measures based on “cash operating earnings,” which further adjusts core operating earnings to exclude the effect of amortization of intangibles. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results. A reconciliation of these non-GAAP measures to the most comparable GAAP equivalent is included in the financial tables.

Forward-looking Statement

The information in this press release contains forward-looking statements including certain projections, plans and forecasts of expected future performance that are not historical facts and are subject to a number of risks and uncertainties. Actual results and performance could differ materially from those contemplated or implied by these forward-looking statements. For a summary of important factors that could affect Sky’s forward-looking statements, please refer to Sky’s filings with the Securities and Exchange Commission (SEC) available at the SEC’s Internet site (www.sec.gov). Sky undertakes no obligation to update or revise these statements following the date of this release.

About Sky Financial Group, Inc.

Sky Financial Group is a $15.3 billion diversified financial holding company with its headquarters located in Bowling Green, Ohio. Sky’s asset size places it among the 40 largest publicly-held bank holding companies in the nation. Sky operates over 280 financial centers and over 300 ATMs serving communities in Ohio, Pennsylvania, Michigan, Indiana and West Virginia. Sky’s financial service affiliates include: Sky Bank, commercial and retail banking; Sky Trust, asset management services; and Sky Insurance, retail and commercial insurance agency services. Sky is located on the web at www.skyfi.com.

-end-

4

Summary Financials - Third Quarter 2005

SKY FINANCIAL GROUP, INC.

STATEMENTS OF INCOME (Unaudited)

(Dollars in thousands, except per share data)	Three Months Ended September 30,		Percent Change	Nine Months Ended September 30,		Percent Change
	2005	2004		2005	2004
Interest income	$212,358	$178,772	18.8%	$606,981	$475,820	27.6%
Interest expense	81,939	56,256	45.7	224,555	148,814	50.9

Net interest income	130,419	122,516	6.5	382,426	327,006	16.9
Provision for credit losses	8,725	8,360	4.4	45,442	26,045	74.5

Net interest income after provision for credit losses	121,694	114,156	6.6	336,984	300,961	12.0

Non-interest income
Trust services income	5,598	5,079	10.2	16,407	13,285	23.5
Service charges and fees on deposit accounts	14,786	13,820	7.0	40,991	34,569	18.6
Mortgage banking income	7,681	6,845	12.2	19,360	19,169	1.0
Brokerage and insurance commissions	13,896	14,703	(5.5)	44,654	42,462	5.2
Net securities gains (losses)	147	1,854	(92.1)	2,109	6,259	(66.3)
Other income	10,082	10,446	(3.5)	31,657	30,021	5.4

Total non-interest income	52,190	52,747	(1.1)	155,178	145,765	6.5

Non-interest expenses
Salaries and employee benefits	52,078	51,583	1.0	158,045	140,421	12.6
Occupancy and equipment expense	16,754	15,962	5.0	51,193	42,272	21.1
Merger, integration and restructuring expense	122	3,831	(96.8)	1,153	4,177	(72.4)
Other operating expenses	27,444	26,516	3.5	85,283	71,823	18.7

Total non-interest expense	96,398	97,892	(1.5)	295,674	258,693	14.3

Income from continuing operations before income taxes	77,486	69,011	12.3	196,488	188,033	4.5
Income taxes from continuing operations	26,463	22,863	15.7	65,519	61,732	6.1

Income from continuing operations	51,023	46,148	10.6	130,969	126,301	3.7
Income from discontinued operations, net of tax	—	—		—	18,725	(100.0)

Net income	$51,023	$46,148	10.6	$130,969	$145,026	(9.7)

SHARE DATA:
Earnings per share from continuing operations
Basic	$0.48	$0.44	9.1	$1.23	$1.30	(5.4)
Diluted	0.47	0.43	9.3	1.22	1.28	(4.7)
Earnings per share from discontinued operations
Basic	—	—	—	—	0.19	(100.0)
Diluted	—	—	—	—	0.19	(100.0)
Earnings per share
Basic	0.48	0.44	9.1	1.23	1.49	(17.5)
Diluted	0.47	0.43	9.3	1.22	1.47	(17.0)
Core operating earnings per share*
Basic	0.48	0.46	4.3	1.24	1.33	(6.8)
Diluted	0.47	0.46	2.2	1.22	1.31	(6.9)
Cash operating earnings per share*
Basic	0.50	0.48	4.2	1.30	1.38	(5.8)
Diluted	0.49	0.48	2.1	1.29	1.36	(5.2)
Cash dividend declared per common share	0.22	0.21	—	0.66	0.63	—
Average shares outstanding
Basic	107,236,000	105,479,000	—	106,443,000	97,298,000	—
Diluted	108,431,000	106,408,000	—	107,620,000	98,297,000	—

5

Summary Financials - Third Quarter 2005

PERFORMANCE RATIOS:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
Net Income	$51,023	$46,148	$130,969	$145,026
Return on average equity	13.38%	13.21%	11.90%	16.67%
Return on average assets	1.33	1.26	1.16	1.47
CONTINUING OPERATIONS
Income from continuing operations	$51,023	$46,148	$130,969	$126,301
Return on average equity	13.38%	13.21%	11.90%	14.52%
Return on average assets	1.33	1.26	1.16	1.31
Efficiency ratio	52.54	55.57	54.74	54.42
Net interest margin (FTE)	3.75	3.69	3.72	3.69
CORE OPERATING *
Core operating earnings	$51,102	$48,638	$131,718	$129,016
Return on average equity	13.40%	13.92%	11.96%	14.83%
Return on average assets	1.33	1.33	1.17	1.34
Efficiency ratio	52.47	53.39	54.53	53.54
CASH OPERATING*
Cash operating earnings	$53,581	$50,947	$138,854	$133,828
Return on average tangible equity	22.15%	22.52%	19.75%	21.13%
Return on average tangible assets	1.45	1.44	1.28	1.42
Efficiency ratio	50.40	51.38	52.50	51.99

PERIOD END BALANCE SHEETS (Unaudited)

(Dollars in thousands)

	September 30,		Percent Change
	2005	2004
Cash and due from banks	$289,089	$238,820	21.0%
Interest-earning deposits with banks	14,196	30,118	(52.9)
Loans held for sale	20,685	31,107	(33.5)
Securities available for sale	3,052,117	3,118,884	(3.2)
Total loans	10,914,530	10,262,393	6.4
Allowance for credit losses	(153,351)	(147,479)	4.0

Net loans	10,761,179	10,114,914	6.4
Premises and equipment	165,517	154,252	7.3
Goodwill and other intangibles	582,798	520,221	12.0
Other assets	451,384	434,816	3.8

Total Assets	$15,336,965	$14,643,132	4.5

Total interest-earning assets	$14,001,528	$13,442,502	3.9
Non-interest-bearing deposits	$1,722,735	$1,477,061	16.6
Interest-bearing deposits	9,132,059	8,677,287	5.2

Total deposits	10,854,794	10,154,348	6.9
Repos and federal funds purchased	780,585	921,175	(15.3)
Debt and FHLB advances	1,963,594	1,989,806	(1.3)
Other liabilities	222,078	161,388	17.8
Shareholders’ equity	1,515,914	1,416,415	7.0

Total Liabilities and Shareholders’ Equity	$15,336,965	$14,643,132	4.5

6

Summary Financials - Third Quarter 2005

AVERAGE BALANCE SHEETS (Unaudited)

(Dollars in thousands)

	Three Months Ended September 30,		Percent Change	Nine Months Ended September 30,		Percent Change
	2005	2004		2005	2004
Cash and due from banks	$266,045	$252,731	5.3%	$247,303	$222,960	10.9%
Interest-earning deposits with banks	30,680	42,017	(27.0)	34,429	37,418	(8.0)
Federal funds sold	1,033	2,065	(50.0)	1,403	2,703	(48.1)
Loans held for sale	27,661	30,139	(8.2)	23,830	31,238	(23.7)
Securities available for sale	3,042,872	3,078,861	(1.2)	3,058,160	2,701,042	13.2
Total loans	10,791,361	10,139,711	6.4	10,706,296	9,147,692	17.0
Allowance for credit losses	(152,901)	(147,056)	4.0	(151,252)	(132,241)	14.4

Net loans	10,638,460	9,992,655	6.5	10,555,044	9,015,451	17.1
Premises and equipment	167,698	159,328	5.3	161,534	153,203	5.4
Goodwill and other intangibles	577,631	516,673	11.8	556,352	336,718	65.2
Assets of discontinued operations	—	—	N/A	—	287,208	(100.0)
Other assets	445,424	448,680	(0.7)	436,019	392,740	11.0

Total Assets	$15,197,504	$14,523,149	4.6	$15,074,074	$13,180,681	14.4

Total interest-earning assets	$13,893,607	$13,292,793	4.5	$13,824,118	$11,920,093	16.0

Non-interest-bearing deposits	$1,679,171	$1,508,074	11.3	$1,622,080	$1,345,420	20.6
Interest-bearing deposits	9,083,148	8,704,452	4.4	8,946,699	7,893,126	13.3

Total deposits	10,762,319	10,212,526	5.4	10,568,779	9,238,546	14.4
Repos and federal funds purchased	794,554	867,547	(8.4)	867,071	881,539	(1.6)
Debt and FHLB advances	1,980,981	1,916,452	3.4	2,024,209	1,492,717	35.6
Liabilities of discontinued operations	—	—	N/A	—	269,614	(100.0)
Other liabilities	146,767	136,611	7.4	142,098	136,054	4.4
Shareholders’ equity	1,512,883	1,390,013	8.8	1,471,917	1,162,211	26.6

Total Liabilities and Shareholders' Equity	$15,197,504	$14,523,149	4.6	$15,074,074	$13,180,681	14.4

ASSET QUALITY DATA:

	September 30,
	2005	2004
Non-accrual loans	$126,131	$122,050
Restructured loans	495	556

Total non-performing loans	126,626	122,606
Investment securities	10,299	11,705
Other real estate owned	14,700	11,924

Total non-performing assets	$151,625	$146,235

Loans 90 days or more past due & still accruing	$24,424	$17,183
Allowance for credit losses	153,351	147,479

ASSET QUALITY RATIOS:
Non-accrual loans to total loans	1.16%	1.19%
Non-performing loans to total loans	1.16	1.19
Non-performing assets to total assets	0.99	1.00
Loans 90 days or more past due and still accruing to total loans	0.22	0.17
Allowance for credit losses to non-performing loans	121.11	120.29
Allowance for credit losses to non-performing assets	101.14	100.85
Allowance for credit losses to total loans	1.41	1.44

NET CHARGE-OFFS
	Three Months Ended September 30,
	2005	2004
Net charge-offs	$7,997	$8,106
Net charge-offs to average loans	0.29	0.32

	Nine Months Ended September 30,
	2005	2004
Net charge-offs	$45,562	$25,073
Net charge-offs to average loans	0.57	0.37

7

Summary Financials - Third Quarter 2005

SKY FINANCIAL GROUP, INC.

*NON-GAAP DISCLOSURE RECONCILIATIONS

(Dollars in thousands)

Core operating earnings reflect net income adjusted to exclude the after-tax effect of discontinued operations, merger, integration and restructuring expenses that are not reflective of on-going operations or are not expected to recur.

Cash operating earnings are core operating earnings adjusted to exclude the after-tax effect of amortizing core deposits and other intangibles. Management believes that both core operating earnings and cash operating earnings assist the investor in understanding the impact of merger, integration and restructuring expenses and amortization of intangibles on reported results.

Core operating earnings

The following reconciles GAAP income from continuing operations to core operating earnings for the three and nine months ended September 30, 2005 and 2004:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
Income from continuing operations	$51,023	$46,148	$130,969	$126,301

Merger, integration and restructuring expense	122	3,831	1,153	4,177
Tax effect	(43)	(1,341)	(404)	(1,462)

After-tax non-operating items	79	2,490	749	2,715

Core operating earnings	$51,102	$48,638	$131,718	$129,016

Merger, integration and restructuring expense in 2005 reflect charges associated with the acquisition of Belmont Bancorp in the second quarter and the cost associated with the pending acquisition of Falls Bank recorded in the third quarter.

Merger, integration and restructuring expense in 2004 reflect charges associated with the sale of Sky Financial Solutions, Inc. in the first quarter and the purchase of Second Bancorp in the third quarter.

Core operating earnings is used as the numerator to calculate core operating return on average assets, core operating return on average equity and core operating earnings per share. Additionally, merger, integration and restructuring expenses are deducted from non-interest expense in the numerator of the core operating efficiency ratio disclosed in the tables. The comparable information on a GAAP basis is also provided in the tables.

Cash operating earnings

The following table reconciles core operating earnings to cash operating earnings for the three and nine months ended September 30, 2005 and 2004:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
Core operating earnings	$51,102	$48,638	$131,718	$129,016

Amortization of core deposits and other intangible assets	3,814	3,553	10,978	7,403
Tax effect	(1,335)	(1,244)	(3,842)	(2,591)

After-tax non-operating items	2,479	2,309	7,136	4,812

Cash operating earnings	$53,581	$50,947	$138,854	$133,828

Cash operating earnings is used as the numerator to calculate the cash operating return on average tangible equity and the cash operating return on average tangible assets. The denominator of each ratio is adjusted to deduct the average balance of intangible assets during the period. Additionally, amortization of core deposits and other intangible assets and merger, integration and restructuring expenses are deducted from non-interest expense in the numerator of the cash operating efficiency ratio disclosed in the tables. The comparable GAAP information is also included in the tables.

8

Summary Financials - Third Quarter 2005

The following table reconciles average GAAP equity to average tangible equity for the nine months ended September 30, 2005 and 2004,

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
Average GAAP equity	$1,512,883	$1,390,013	$1,471,917	$1,162,211

Goodwill	507,944	440,734	486,889	278,165
Core deposits and other intangibles	69,687	75,939	69,463	58,553
Deferred taxes	(24,390)	(26,579)	(24,312)	(20,494)

	553,241	490,094	532,040	316,224

Average tangible equity	$959,642	$899,919	$939,877	$845,987

The following table reconciles average GAAP assets to average tangible assets for the three and nine months ended September 30, 2005 and 2004:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
Average GAAP assets (excluding discontinued operations)	$15,197,504	$14,523,149	$15,074,074	$12,893,473

Goodwill	507,944	440,734	486,889	278,165
Core deposits and other intangibles	69,687	75,939	69,463	58,553
Deferred taxes	(24,390)	(26,579)	(24,312)	(20,494)

	553,241	490,094	532,040	316,224

Average tangible assets	$14,644,263	$14,033,055	$14,542,034	$12,577,249

The following table reconciles GAAP earnings per share to operating earnings per share, core operating earnings per share and cash operating earnings per share (certain information does not add due to rounding):

Basic EPS

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
Net income	$0.48	$0.44	$1.23	$1.49
After-tax earnings from discontinued operations	—	—	—	(0.19)
After-tax merger, integration and restructuring	0.00	0.02	0.01	0.03

Core operating earnings	0.48	0.46	1.24	1.33
After-tax amortization of core deposits and other intangible assets	0.02	0.02	0.07	0.05

Cash operating earnings	$0.50	$0.48	$1.30	$1.38

Diluted EPS

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
Net income	$0.47	$0.43	$1.22	$1.47
After-tax earnings from discontinued operations	—	—	—	(0.19)
After-tax merger, integration and restructuring	0.00	0.02	0.01	0.03

Core operating earnings	0.47	0.46	1.22	1.31
After-tax amortization of core deposits and other intangible assets	0.02	0.02	0.07	0.05

Cash operating earnings	$0.49	$0.48	$1.29	$1.36

— end —

9

Third Quarter 2005

Supplemental Financial Information

October 20, 2005

Supplemental Financials - Third Quarter 2005

SKY FINANCIAL GROUP, INC.

FIVE QUARTERS STATEMENTS OF INCOME (unaudited)

(Dollars in thousands)

	2005			2004
	3rd qtr	2nd qtr	1st qtr	4th qtr	3rd qtr
Fully taxable equivalent interest income	$213,223	$203,841	$192,410	$186,929	$179,675

Interest income	$212,358	$203,029	$191,594	$186,124	$178,772
Interest expense	81,939	75,029	67,587	61,819	56,256

Net interest income	130,419	128,000	124,007	124,305	122,516
Provision for credit losses	8,725	5,894	30,823	11,615	8,360

Net interest income after provision for credit losses	121,694	122,106	93,184	112,690	114,156

Non-interest income
Trust services income	5,598	5,395	5,414	4,996	5,079
Service charges and fees on deposit accounts	14,786	14,033	12,173	13,395	13,820
Mortgage banking income	7,681	5,923	5,755	5,675	6,845
Brokerage and insurance commissions	13,896	14,127	16,630	13,358	14,703
Net securities gains (losses)	147	1,084	878	8,310	1,854
Other income	10,082	10,954	10,621	11,918	10,446

Total non-interest income	52,190	51,516	51,471	57,652	52,747

Non-interest expenses
Salaries and employee benefits	52,078	53,619	52,348	53,190	51,583
Occupancy and equipment expense	16,754	16,835	17,604	16,824	15,962
Merger, integration and restructuring expense	122	1,031	—	365	3,831
Other operating expenses	27,444	29,508	28,330	27,452	26,516

Total non-interest expense	96,398	100,993	98,282	97,831	97,892

Income from continuing operations before income taxes	77,486	72,629	46,373	72,511	69,011
Income taxes from continuing operations	26,463	24,154	14,902	23,612	22,863

Income from continuing operations	51,023	48,475	31,471	48,899	46,148

Income from discontinued operations, net of tax	—	—	—	430	—

Net income	$51,023	$48,475	$31,471	$49,329	$46,148

Core operating earnings	$51,102	$49,145	$31,471	$49,136	$48,638

Supplemental Financials - Third Quarter 2005

SKY FINANCIAL GROUP, INC.

FIVE QUARTER PERFORMANCE RATIOS AND SHARE DATA

(Unaudited)

PERFORMANCE RATIOS

	2005			2004
	3rd qtr	2nd qtr	1st qtr	4th qtr	3rd qtr
Return on average equity	13.38%	13.52%	8.72%	13.55%	13.21%
Return on average assets	1.33	1.29	0.86	1.33	1.26

CONTINUING OPERATIONS

	2005			2004
	3rd qtr	2nd qtr	1st qtr	4th qtr	3rd qtr
Return on average equity	13.38%	13.52%	8.72%	13.43%	13.21%
Return on average assets	1.33	1.29	0.86	1.32	1.26
Net interest rate spread (FTE)	3.35	3.37	3.36	3.37	3.43
Net interest rate margin (FTE)	3.75	3.73	3.69	3.68	3.69
Efficiency ratio	52.54	56.01	55.75	53.53	55.57

CORE OPERATING*

	2005			2004
	3rd qtr	2nd qtr	1st qtr	4th qtr	3rd qtr
Return on average equity	13.40%	13.70%	8.72%	13.50%	13.92%
Return on average assets	1.33	1.31	0.86	1.33	1.33
Efficiency ratio	52.47	55.43	55.75	53.33	53.39

CASH OPERATING*

	2005			2004
	3rd qtr	2nd qtr	1st qtr	4th qtr	3rd qtr
Return on average tangible equity	22.15%	22.63%	14.46%	21.64%	22.52%
Return on average assets	1.45	1.42	0.95	1.44	1.44
Efficiency ratio	50.40	53.43	53.73	51.37	51.38

Supplemental Financials - Third Quarter 2005

SKY FINANCIAL GROUP, INC.

FIVE QUARTER SHARE DATA

(Unaudited)

	2005			2004
	3rd qtr	2nd qtr	1st qtr	4th qtr	3rd qtr
Earnings per share from continuing operations
Basic	$0.48	$0.46	$0.30	$0.46	$0.44
Diluted	0.47	0.45	0.29	0.46	0.43
Earnings per share from discontinued operations
Basic	—	—	—	0.00	—
Diluted	—	—	—	0.00	—
Earnings per share
Basic	0.48	0.46	0.30	0.47	0.44
Diluted	0.47	0.45	0.29	0.46	0.43
Core operating earnings per share*
Basic	0.48	0.46	0.30	0.46	0.46
Diluted	0.47	0.46	0.29	0.46	0.46
Cash operating earnings per share*
Basic	0.50	0.49	0.32	0.49	0.48
Diluted	0.49	0.48	0.31	0.48	0.48
Cash dividend declared per common share	0.22	0.22	0.22	0.22	0.21
Book value per share	14.11	13.96	13.30	13.77	13.44
Average shares outstanding
Basic	107,236,000	105,752,000	106,330,000	105,922,000	105,479,000
Diluted	108,431,000	106,888,000	107,591,000	107,163,000	106,408,000
Book value calculation shares outstanding	107,469,752	107,183,099	105,752,028	106,838,511	105,372,832

Supplemental Financials - Third Quarter 2005

SKY FINANCIAL GROUP, INC.

FIVE QUARTER AVERAGE BALANCE SHEETS (Unaudited)

(Dollars in thousands)

	2005			2004
	3rd qtr	2nd qtr	1st qtr	4th qtr	3rd qtr
Cash and due from banks	$266,045	$236,822	$238,742	$244,726	$252,731
Interest-earning deposits with banks	30,680	34,747	37,938	36,498	42,017
Federal funds sold	1,033	3,164	—	2,186	2,065
Loans held for sale	27,661	21,832	21,935	27,601	30,139
Securities available for sale	3,042,872	3,077,456	3,054,277	3,075,580	3,078,861
Total loans	10,791,361	10,721,064	10,604,408	10,400,806	10,139,711
Allowance for loan losses	(152,901)	(150,898)	(149,925)	(149,288)	(147,056)

Net loans	10,638,460	10,570,166	10,454,483	10,251,518	9,992,655
Premises and equipment	167,698	159,843	156,942	154,329	159,328
Goodwill and other intangibles	577,631	549,951	541,086	527,525	516,673
Other assets	445,424	441,068	421,298	431,688	448,680

Total Assets	$15,197,504	$15,095,049	$14,926,701	$14,751,651	$14,523,149

Total interest-earning assets	$13,893,607	$13,858,263	$13,718,558	$13,542,671	$13,292,793

Non-interest-bearing deposits	$1,679,171	$1,622,138	$1,563,661	$1,573,004	$1,508,074
Interest-bearing deposits	9,083,148	8,895,799	8,858,682	8,724,960	8,704,452

Total deposits	10,762,319	10,517,937	10,422,343	10,297,964	10,212,526
Repos and federal funds purchased	794,554	892,024	915,969	944,788	867,547
Debt and FHLB advances	1,980,981	2,109,609	1,982,049	1,927,205	1,916,452
Other liabilities	146,767	137,036	142,437	133,619	136,611
Shareholders’ equity	1,512,883	1,438,443	1,463,903	1,448,075	1,390,013

Total Liabilities and Shareholders’ Equity	$15,197,504	$15,095,049	$14,926,701	$14,751,651	$14,523,149

Supplemental Financials - Third Quarter 2005

SKY FINANCIAL GROUP, INC.

FIVE QUARTER PERIOD END BALANCE SHEETS (Unaudited)

(Dollars in thousands)

	2005			2004
	3rd qtr	2nd qtr	1st qtr	4th qtr	3rd qtr
Cash and due from banks	$289,089	$284,906	$217,333	$232,407	$238,820
Interest-earning deposits with banks	14,196	19,245	27,696	32,919	30,118
Loans held for sale	20,685	14,979	27,946	9,433	31,107
Securities available for sale	3,052,117	3,056,836	3,063,145	3,091,813	3,118,884
Total loans	10,914,530	10,821,336	10,662,957	10,616,118	10,262,393
Allowance for loan losses	(153,351)	(152,543)	(150,122)	(151,389)	(147,479)

Net loans	10,761,179	10,668,793	10,512,835	10,464,729	10,114,914
Premises and equipment	165,517	167,132	156,829	155,466	154,252
Goodwill and other intangibles	582,798	577,008	539,678	546,932	520,221
Other assets	451,384	431,602	432,350	410,724	434,816

Total Assets	$15,336,965	$15,220,501	$14,977,812	$14,944,423	$14,643,132

Total interest-earning assets	$14,001,528	$13,912,396	$13,781,744	$13,750,283	$13,442,502

Non-interest-bearing deposits	$1,722,735	$1,689,340	$1,557,454	$1,592,510	$1,477,061
Interest-bearing deposits	9,132,059	8,920,127	8,883,838	8,759,081	8,677,287

Total deposits	10,854,794	10,609,467	10,441,292	10,351,591	10,154,348
Repos and federal funds purchased	780,585	845,146	942,150	1,041,361	921,175
Debt and FHLB advances	1,963,594	2,110,206	2,043,946	1,924,840	1,989,806
Other liabilities	222,078	159,259	143,648	155,676	161,388
Shareholders’ equity	1,515,914	1,496,423	1,406,776	1,470,955	1,416,415

Total Liabilities and Shareholders’ Equity	$15,336,995	$15,220,501	$14,977,812	$14,944,423	$14,643,132

Supplemental Financials - Third Quarter 2005

SKY FINANCIAL GROUP, INC.

FIVE QUARTER LOAN TABLE (Unaudited)

(Dollars in thousands)

	2005			2004
	3rd qtr	2nd qtr	1st qtr	4th qtr	3rd qtr
PERIOD END
Residential Mortgage	$1,096,703	$1,105,896	$1,082,756	$1,110,943	$1,037,229
Home Equity	1,737,937	1,751,449	1,701,716	1,728,599	1,658,344
Consumer	736,363	768,837	797,857	807,686	846,412
Commercial Real Estate	4,447,272	4,479,275	4,408,069	4,406,151	4,225,070
Commercial & Industrial	2,896,255	2,715,879	2,672,559	2,562,739	2,495,338

Total Loans	$10,914,530	$10,821,336	$10,662,957	$10,616,118	$10,262,393

Residential Mortgage	10%	10%	10%	10%	10%
Home Equity	16%	16%	16%	16%	16%
Consumer	7%	7%	8%	8%	8%
Commercial Real Estate	41%	42%	41%	42%	42%
Commercial & Industrial	26%	25%	25%	24%	24%

Total Loans	100%	100%	100%	100%	100%

	2005			2004
	3rd qtr	2nd qtr	1st qtr	4th qtr	3rd qtr
AVERAGES
Residential Mortgage	$1,102,936	$1,088,328	$1,103,778	$1,067,456	$1,058,878
Home Equity	1,745,278	1,721,724	1,717,047	1,694,828	1,630,492
Consumer	755,634	777,458	798,477	826,807	865,205
Commercial Real Estate	4,419,506	4,451,084	4,405,092	4,281,441	4,071,301
Commercial & Industrial	2,768,007	2,682,470	2,580,014	2,530,274	2,513,835

Total Loans	$10,791,361	$10,721,064	$10,604,408	$10,400,806	$10,139,711

Residential Mortgage	10%	10%	10%	10%	10%
Home Equity	16%	16%	16%	16%	16%
Consumer	7%	7%	8%	8%	9%
Commercial Real Estate	41%	42%	42%	42%	40%
Commercial & Industrial	26%	25%	24%	24%	25%

Total Loans	100%	100%	100%	100%	100%

Supplemental Financials - Third Quarter 2005

SKY FINANCIAL GROUP, INC.

FIVE QUARTER FUNDING TABLE (Unaudited)

(Dollars in thousands)

	2005			2004
	3rd qtr	2nd qtr	1st qtr	4th qtr	3rd qtr
PERIOD END
Non-interest-bearing demand deposits	$1,722,735	$1,689,340	$1,557,454	$1,592,510	$1,477,061
Interest-bearing demand deposits	410,783	367,174	359,620	325,751	389,986
Savings deposits	3,585,227	3,670,735	3,825,900	3,874,943	3,979,107
Time deposits	5,136,049	4,882,218	4,698,318	4,558,387	4,308,194

Total deposits	10,854,794	10,609,467	10,441,292	10,351,591	10,154,348

Short-term borrowings	780,585	846,268	942,150	1,041,361	921,175
Trust preferred securities	187,790	190,491	188,326	189,558	185,067
Debt and FHLB advances	1,775,804	1,918,593	1,855,620	1,735,282	1,804,739

Total funding sources	$13,598,973	$13,564,819	$13,427,388	$13,317,792	$13,065,329

	2005			2004
	3rd qtr	2nd qtr	1st qtr	4th qtr	3rd qtr
AVERAGE
Non-interest-bearing demand deposits	$1,679,171	$1,622,138	$1,563,661	$1,573,004	$1,508,074
Interest-bearing demand deposits	400,426	357,348	347,180	362,352	353,368
Savings deposits	3,651,598	3,751,675	3,879,783	3,939,766	4,014,051
Time deposits	5,031,124	4,786,776	4,631,719	4,422,842	4,337,033

Total deposits	10,762,319	10,517,937	10,422,343	10,297,964	10,212,526

Short-term borrowings	794,554	894,356	915,969	944,788	867,547
Trust preferred securities	189,509	189,801	189,726	186,668	182,288
Debt and FHLB advances	1,791,472	1,917,476	1,792,323	1,740,535	1,734,164

Total funding sources	$13,537,854	$13,519,570	$13,320,361	$13,169,955	$12,996,525

Supplemental Financials - Third Quarter 2005

ASSET QUALITY DATA:

	2005			2004
	3rd qtr	2nd qtr	1st qtr	4th qtr	3rd qtr
Non-accrual loans	$126,131	$126,537	$125,464	$143,207	$122,050
Restructured loans	495	516	526	541	556

Total non-performing loans	126,626	127,053	125,990	143,748	122,606
Investment securities	10,299	10,395	11,705	11,705	11,705
Other real estate owned	14,700	11,511	11,854	10,055	11,924

Total non-performing assets	$151,625	$148,959	$149,549	$165,508	$146,235

Loans 90 days or more past due & still accruing	$24,424	$25,848	$26,885	$16,243	$17,183
Net charge-offs	7,997	5,817	31,748	9,864	8,106
Allowance for loan losses	153,351	152,543	150,122	151,389	147,479

ASSET QUALITY RATIOS:
	2005			2004
	3rd qtr	2nd qtr	1st qtr	4th qtr	3rd qtr

Non-accrual loans to total loans	1.16%	1.17%	1.18%	1.35%	1.19%
Non-performing loans to total loans	1.16	1.17	1.18	1.35	1.19
Non-performing assets to total assets	0.99	0.98	1.00	1.11	1.00
Loans 90 days or more past due and still accruing to total loans	0.22	0.24	0.25	0.15	0.17
Net charge-offs to average loans	0.29	0.22	1.21	0.38	0.32
Allowance for loan losses to non-performing loans	121.11	120.06	119.15	105.32	120.29
Allowance for loan losses to non-performing assets	101.14	102.41	100.38	91.47	100.85
Allowance for loan losses to total loans	1.41	1.41	1.41	1.43	1.44

Supplemental Financials - Third Quarter 2005

SKY FINANCIAL GROUP, INC.

*NON-GAAP DISCLOSURE RECONCILIATIONS

(Dollars in thousands)

Core operating earnings reflect net income adjusted to exclude the after-tax effect of discontinued operations, merger, integration and restructuring expenses that are not reflective of on-going operations or are not expected to recur.

Cash operating earnings are core operating earnings adjusted to exclude the after-tax effect of amortizing core deposits and other intangibles. Management believes that both core operating earnings and cash operating earnings assist the investor in understanding the impact of merger, integration and restructuring expenses and amortization of intangibles on reported results.

Core operating earnings

The following reconciles GAAP income from continuing operations to core operating earnings for the nine months ended September 30, 2005 and 2004 for each of the five quarters presented in the tables:

	Nine Months Ended September 30,
	2005	2004
Income from continuing operations	$130,969	$126,301
Merger, integration and restructuring expense	1,153	4,177
Tax effect	(404)	(1,462)

After-tax non-operating items	749	2,715

Core operating earnings	$131,718	$129,016

	2005			2004
	3rd qtr	2nd qtr	1st qtr	4th qtr	3rd qtr
Income from continuing operations	$51,023	$48,475	$31,471	$48,899	$46,148

Merger, integration and restructuring expense	122	1,031	—	365	3,831
Tax effect	(43)	(361)	—	(128)	(1,341)

After-tax non-operating items	79	670	—	237	2,490

Core operating earnings	$51,102	$49,145	$31,471	$49,136	$48,638

Merger, integration and restructuring expense in 2005 reflect charges associated with the acquisition of Belmont Bancorp in the second quarter and the cost associated with the pending acquisition of Falls Bank recorded in the third quarter. Merger, integration and restructuring expense in 2004 reflect charges associated with the sale of Sky Financial Solutions, Inc. in the first quarter, the acquisition of Second Bancorp in the second quarter and the acquisition of Prospect Bancshares in the fourth quarter.

Core operating earnings is used as the numerator to calculate core operating return on average assets, core operating return on average equity and core operating earnings per share. Additionally, merger, integration and restructuring expenses are deducted from non-interest expense in the numerator of the core operating efficiency ratio disclosed in the tables. The comparable information on a GAAP basis is also provided in the tables.

Supplemental Financials - Third Quarter 2005

Cash operating earnings

The following reconciles core operating earnings to cash operating earnings for the nine months ended September 30, 2005 and 2004 as well as for each of the five quarters presented in these tables:

	Nine Months Ended September 30,
	2005	2004
Core operating earnings	$131,718	$129,016

Amortization of core deposits and other intangible assets	10,978	7,403
Tax effect	(3,842)	(2,591)

After-tax non-operating items	7,136	4,812

Cash operating earnings	$138,854	$133,828

	2005			2004
	3rd qtr	2nd qtr	1st qtr	4th qtr	3rd qtr
Core operating earnings	$51,102	$49,145	$31,471	$49,136	$48,638

Amortization of core deposits and other intangible assets	3,814	3,610	3,554	3,577	3,553
Tax effect	(1,335)	(1,264)	(1,244)	(1,252)	(1,244)

After-tax non-operating items	2,479	2,346	2,310	2,325	2,309

Cash operating earnings	$53,581	$51,491	$33,781	$51,461	$50,947

Cash operating earnings is used as the numerator to calculate the cash operating return on average tangible equity and the cash operating return on average tangible assets. The denominator of each ratio is adjusted to deduct the average balance of intangible assets during the period. Additionally, amortization of core deposits and other intangible assets and merger, integration and restructuring expenses are deducted from non-interest expense in the numerator of the cash operating efficiency ratio disclosed in the tables.

The comparable GAAP information is also included in the tables.

Supplemental Financials - Third Quarter 2005

The following table reconciles average GAAP equity to average tangible equity for the nine months ended September 30, 2005 and 2004, as well as each of the period ends presented in the tables.

	September 30,
	2005	2004
Average GAAP equity	$1,471,917	$1,162,211

Goodwill	486,889	278,165
Core deposits and other intangibles	69,463	58,553
Deferred taxes	(24,312)	(20,494)

	532,040	316,224

Average tangible equity	$939,877	$845,987

	2005			2004
	3rd qtr	2nd qtr	1st qtr	4th qtr	3rd qtr
Average GAAP equity	$1,512,883	$1,438,443	$1,463,903	$1,448,075	$1,390,013

Goodwill	507,944	481,190	471,141	454,488	440,734
Core deposits and other intangibles	69,687	68,761	69,945	73,037	75,939
Deferred taxes	(24,390)	(24,066)	(24,481)	(25,563)	(26,579)

	553,241	525,885	516,605	501,962	490,094

Average tangible equity	$959,642	$912,558	$947,298	$946,113	$899,919

The following table reconciles average GAAP assets to average tangible assets for the nine months ended September 30, 2005 and 2004, as well as each of the period ends presented in the tables.

	September 30,
	2005	2004
Average GAAP assets (excluding discontinued operations)	$15,074,074	$12,893,473

Goodwill	486,889	278,165
Core deposits and other intangibles	69,463	58,553
Deferred taxes	(24,312)	(20,494)

	532,040	316,224

Average tangible assets	$14,542,034	$12,577,249

	2005			2004
	3rd qtr	2nd qtr	1st qtr	4th qtr	3rd qtr
Average GAAP assets	$15,197,504	$15,095,049	$14,926,701	$14,751,651	$14,523,149

Goodwill	507,944	481,190	471,141	454,488	440,734
Core deposits and other intangibles	69,687	68,761	69,945	73,037	75,939
Deferred taxes	(24,390)	(24,066)	(24,481)	(25,563)	(26,579)

	553,241	525,885	516,605	501,962	490,094

Average tangible assets	$14,644,263	$14,569,164	$14,410,096	$14,249,689	$14,033,055

Supplemental Financials - Third Quarter 2005

The following table reconciles GAAP earnings per share to core operating earnings per share and cash operating earnings per share (certain information does not add due to rounding):

Basic EPS

	Nine Months Ended September 30,
	2005	2004
Net income	$1.23	$1.49
After-tax earnings from discontinued operations	—	(0.19)
After-tax merger, integration and restructuring	0.01	0.03

Core operating earnings	1.24	1.33
After-tax amortization of core deposits and other intangible assets	0.07	0.05

Cash operating earnings	$1.30	$1.38

	2005			2004
	3rd qtr	2nd qtr	1st qtr	4th qtr	3rd qtr
Net income	$0.48	$0.46	$0.30	$0.47	$0.44
After-tax earnings from discontinued operations	—	—	—	0.00	—
After-tax merger, integration and restructuring	0.00	0.01	—	0.00	0.02

Core operating earnings	0.48	0.46	0.30	0.47	0.46
After-tax amortization of core deposits and other intangible assets	0.02	0.02	0.02	0.02	0.02

Cash operating earnings	$0.50	$0.49	$0.32	$0.49	$0.48

Diluted EPS

	Nine Months Ended September 30,
	2005	2004
Net income	$1.22	$1.47
After-tax earnings from discontinued operations	—	(0.19)
After-tax merger, integration and restructuring	0.01	0.03

Core operating earnings	1.22	1.31
After-tax amortization of core deposits and other intangible assets	0.07	0.05

Cash operating earnings	$1.29	$1.36

	2005			2004
	3rd qtr	2nd qtr	1st qtr	4th qtr	3rd qtr
Net income	$0.47	$0.45	$0.29	$0.46	$0.43
After-tax earnings from discontinued operations	—	—	—	0.00	—
After-tax merger, integration and restructuring	0.00	0.01	—	0.00	0.02

Core operating earnings	0.47	0.46	0.29	0.46	0.46
After-tax amortization of core deposits and other intangible assets	0.02	0.02	0.02	0.02	0.02

Cash operating earnings	$0.49	$0.48	$0.31	$0.48	$0.48

— end —

12